FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: January 9, 1998
                        (Date of earliest event reported)



  LEVITZ FURNITURE INCORPORATED                 LEVITZ FURNITURE CORPORATION
 (Exact name of registrant                      (Exact name of registrant
 as specified in its charter)                   as specified in its charter)


 Delaware          1-12046          23-2351830            Florida             33-1534          23-1657490
(State or other  (Commission File   (IRS Employer       (State or other     (Commission       (IRS Employer
jurisdiction of     Number)        Identification No.)  jurisdiction of      File Number)    Identification No.)
incorporation)                                            incorporation)



                        6111 Broken Sound Parkway, N.W.
                         Boca Raton, Florida 33487-2799
                                 (561) 994-6006
      (Address including zip code, and telephone number including area code of registrants' principal executive offices)


Item 5. Other Events.

          On January 9, 1998, Levitz Furniture Corporation, a Florida corporation ("Levitz"), and its wholly owned subsidiary John M. Smyth Company, an Illinois corporation ("JMS"), consummated the previously announced sale of substantially all of the assets of JMS to Heilig-Meyers Company, a Virginia corporation ("Heilig"). Levitz is a wholly owned subsidiary of Levitz Furniture Incorporated, a Delaware corporation ("LFI").

          The aggregate purchase price, which is subject to certain post-closing adjustments, paid to JMS by Heilig was approximately $34 million, including $23,680,000 in consideration for the transfer of certain real property and improvements. JMS had operated retail furniture stores in the Chicago metropolitan area. The closing follows receipt of approval from the United States District Court for the District of Delaware. A copy of the Order of the District Court approving the sale, among other things, is attached as an Exhibit hereto and is incorporated by reference herein.

          On January 12, 1998, Levitz and Smyth issued a press release announcing consummation of the transaction, a copy of which is attached as an Exhibit hereto and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits:

         99.1       Press release dated January 12, 1998.

         99.2 Order of the United States District Court for the District of Delaware, dated January 7, 1998, under 11 U.S.C. Section 105(a), 363, 365 and 1146(c) and Fed. R.
                    Bankr. P. 2002, 6006(a), 6004, and 9014 (a) approving
                    Asset Purchase Agreement with Heilig-Meyers Company,
                    (b) authorizing sale of substantially all of the assets of John M. Smyth company and John M. Smyth Realty Company free and clear of liens, claims, encumbrances and interests, (c) approving assumption and assignment of certain executory contracts, and
                    (d) granting related relief.



                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LEVITZ FURNITURE INCORPORATED


                                            By: /s/ Edward P. Zimmer
                                                  Edward P. Zimmer
                                                  Vice President




Date:  January 20, 1998


                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LEVITZ FURNITURE CORPORATION


                                            By: /s/ Edward P. Zimmer
                                                   Edward P. Zimmer
                                                   Vice President



Date: January 20, 1998


                            INDEX TO EXHIBITS

         Exhibit
         Number             Exhibit

         99.1     Press release dated January 12, 1998.

         99.2 Order of the United States District Court for the District of Delaware, dated January 7, 1998, under 11 U.S.C. Sections 105(a), 363, 365 and 1146(c) and Fed.
                  R.  Bankr. P. 2002, 6006(a), 6004, and 9014 (a)
                  approving Asset Purchase Agreement with Heilig-Meyers Company, (b) authorizing sale of substantially all of the assets of John M. Smyth company and John M. Smyth Realty Company free and clear of liens, claims, encumbrances and interests, (c) approving assumption and assignment of certain executory contracts, and (d) granting related relief.